Supplement dated March 8, 2017, to the Wilmington Funds (the “Trust”) Prospectus

dated August 31, 2016, as supplemented (the “Prospectus”)

Wilmington Strategic Allocation Aggressive Fund

Wilmington Strategic Allocation Conservative Fund

The purpose of this supplement is to inform you that on March 7, 2017, the Board of Trustees of the Trust approved the liquidation of the Wilmington Strategic Allocation Aggressive Fund (the “Aggressive Fund”) and the Wilmington Strategic Allocation Conservative Fund (the “Conservative Fund” and, together with the Aggressive Fund, the “Funds,” and each, a “Fund”).

Effective upon the close for business of the New York Stock Exchange on March 9, 2017, each Fund will no longer accept purchase orders of any kind, except for those purchase orders received through dividend reinvestment or purchase orders from qualified retirement plans or their participants who are existing shareholders as of the Effective Date.

All shareholders, including a shareholder who places an excepted purchase order, should be aware that each Fund no longer represents a long-term investment solution. The Funds are no longer being marketed for new investment and, as a consequence, the size and net asset value of a Fund may decrease as a result of shareholder redemptions and the sale of Fund assets to meet those redemptions. If the size of a Fund decreases, then remaining shareholders may bear increased operating expenses. A shareholder placing an excepted purchase order will also bear a proportionate share of the costs of liquidation and other expenses in respect of its new as well as existing investments. Unless subject to a waiver or reduction as described in a Fund’s prospectus, excepted purchases of Class A shares of a Fund will continue to be subject to applicable sales charges. A shareholder who places an excepted purchase order also should consider the potential tax consequences of making new investments in a Fund during the short period prior to the Fund’s liquidation.

The Fund adviser’s present intention is to manage each Fund in accordance with its investment goal and principal investment strategies and techniques until immediately before the liquidation date. However, in connection with its liquidation and as the Fund’s adviser deems appropriate, a Fund may, without prior notice to shareholders, depart from its investment goal and principal investment strategies and techniques as it begins to convert its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

A shareholder may redeem his or her shares or may exchange shares in a Fund for shares in other Wilmington Funds of the same share class without cost or charge. An exchange from one Wilmington Fund to another is treated as a sale transaction and purchase transaction for federal income tax purposes. A shareholder will realize a capital gain or loss, as the case may be, on each exchange or redemption transaction.

Shareholders with individual retirement accounts held directly with the Funds’ transfer agent that do not voluntarily exchange their shares of a Fund for shares of another Wilmington Fund prior to April 27, 2017, will have their shares automatically exchanged for shares of the Wilmington U.S. Government Money Market Fund on that date. Shareholders holding their shares in other types of retirement plan accounts (such as 401(k) plans) who do not redeem their shares prior to the liquidation may contact their plan administrators to determine the disposition alternatives for their liquidation proceeds.

Each Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and the brokerage and other transaction costs associated with selling portfolio securities to effect the liquidation. A liquidation is a taxable event for Fund shareholders.

The liquidation is expected to occur on April 27, 2017. On the liquidation date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by each remaining shareholder, and the Fund will then dissolve.

Please keep this Supplement for future reference.